Exhibit 4.1

COMMON STOCK NUMBER

Exhibit 4.1

SPWR

SUNPOWER

COMMON STOCK SHARES

INCORPORATED

UNDER THE LAWS OF DELAWARE

SEE REVERSE FOR CERTAIN

DEFINITIONS AND RESTRICTIONS

CUSIP 867652 10 9

THIS CERTIFIES THAT IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

SUNPOWER CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

BY

SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE INVESTOR SERVICES, LLC

TRANSFER AGENT

AND REGISTRAR,

AUTHORIZED SIGNATURE

SUNPOWER CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common UNIF GIFT MIN ACT- Custodian

TEN ENT- as tenants by the entireties (Cust) (Minor)

JT TEN- as joint tenants with under Uniform Gifts to Minors

right of survivorship and

not as tenants in common Act

(State)

UNIF TRF MIN ACT- Custodian (until age)

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State) Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.